SEVENTH AMENDMENT TO LEASE This SEVENTH AMENDMENT TO LEASE (this "Amendment") is made as of the 25th day of September, 2026 (the “Effective Date”) by and between WATCH CITY VENTURES MT LLC, a Massachusetts limited liability company, having an address at c/o Berkeley Investments, Inc., One International Place, Suite 1120, Boston, Massachusetts 02110 (“Landlord”), and VIRIDIAN THERAPEUTICS, INC., a Delaware corporation, having an address at 221 Crescent Street, Suite 103A, Waltham, Massachusetts 02453 (“Tenant”), as successor in interest to Viridian, LLC, a Massachusetts limited liability company (“Viridian LLC”). REFERENCE is made to a certain Lease, dated January 13, 2020 by and between Landlord and Viridian LLC as Tenant’s predecessor in interest, pursuant to that certain Assignment and Consent Agreement entered into between the Landlord, Tenant and Viridian, LLC, dated September 27, 2020, as amended by that certain First Amendment to Lease dated July 6, 2021, as further amended by that certain Second Amendment to Lease dated April 13, 2022, as further amended by that certain Third Amendment to Lease dated July 29, 2022, as further amended by that certain Fourth Amendment to Lease dated April, 2024, as further amended by that certain Fifth Amendment to Lease dated September 19, 2024, and as further amended by that certain Sixth Amendment to Lease dated September 8, 2025 (as amended, the “Lease”) for certain premises consisting of (a) approximately 10,427 rentable square feet on the first (1st) floor of Buildings #18 and #19, as shown as Suite 103A on the plan attached to the Lease as Exhibit A-1.4 (the “Suite 103A Premises”), (b) approximately 2,788 rentable square feet on the first (1st) floor of Building #20, as shown as Suite 103B on the plan attached to the Lease as Exhibit A-1.5 (the “Suite 103B Premises”), (c) approximately 2,737 rentable square feet located on the first (1st) floor of Building #4 , and shown as Suite 110 on the plan attached to the Lease as Exhibit A-1.7 (the “Suite 110 Premises”), and (d) approximately 2,503 rentable square feet located on the first (1st) floor of Building #4, and shown as Suite #111 on the plan attached to the Lease as Exhibit A-1.7 (the “Suite 111 Premises” and together with the Suite 103A Premises, the Suite 103B Premises, and Suite 110 Premises, collectively, the “Original Premises”). WHEREAS, Tenant has requested, and Landlord has agreed, to lease an additional approximately 12,167 rentable square feet on the fourth (4th) floors of Buildings #4, #21, and #25, and more particularly shown as Suite 403 on the plan attached hereto as Exhibit A-1.9 (the “Suite 403 Premises” or the “New Premises”); WHEREAS, the rent commencement date for the New Premises shall be the later to occur of (a) delivery of the New Premises to Tenant, and (b) October 1, 2026 (the “Suite 403 Premises Rent Commencement Date”), subject to the Suite 403 Base Rent Abatement described below; WHEREAS, Tenant has agreed to accept the Suite 403 Premises in its current “as is” condition, and Landlord shall not be obligated to construct any improvements on behalf of Tenant or to alter, remodel, improve, renovate, repair or decorate the Suite 403 Premises, the Building, or any part thereof, or to provide any allowance for such purposes, except with respect to the Tenant New Premises Phase I Improvement Allowance (defined below); WHEREAS, Tenant has requested and Landlord has agreed to grant to Tenant an ongoing right of first refusal solely with respect to space located on the fourth (4th) floor of Building #21, #24, and #25 (the “4th Floor ROFR Expansion Premises”), subject to the rights of existing tenants or occupants at the Watch Factory Complex to lease all or any portion of the 4th Floor ROFR Expansion Premises, including without limitation, the pre-existing expansion rights of existing tenants at the Watch Factory Complex to lease all

-2- or any portion of the 4th Floor ROFR Expansion Premises, and all in accordance with the terms of this Amendment; WHEREAS, the current Term of the Lease is scheduled to expire as of July 31, 2029, and Tenant has requested and Landlord has agreed to continue to recognize Tenant’s existing right to extend the Term of the Lease for one (1) period of three (3) years, commencing on August 1, 2029, all in accordance with the terms of Section 2.6 of the Lease, as amended by the Fourth Amendment to Lease; and WHEREAS, Landlord and Tenant desire to amend the Lease to (i) add the New Premises to the Premises, (ii) adjust the Base Rent, (iii) adjust the number of parking spaces available to Tenant, (iv) adjust Tenant’s Proportionate Share, (v) provide Tenant with an allowance to complete the Tenant’s New Premises Phase I Work (defined below), and (vi) provide Tenant with an ongoing right of first refusal with respect to the 4th Floor ROFR Expansion Premises (defined below), all in accordance with the terms and provisions as hereinafter set forth. NOW, THEREFORE, in consideration of Tenant's agreement to pay additional Base Rent as hereinafter set forth, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual promises hereinafter set forth, Landlord and Tenant agree to amend the Lease, effective as of the Effective Date, as follows: 1. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Lease. 2. The following definitions shall be added to Article 1 (Definitions) of the Lease: Suite 403 Premises: Approximately 12,167 rentable square feet on the fourth (4th) floors of Buildings #4, #21, and #25, and more particularly shown as Suite 403 on the plan attached hereto as Exhibit A-1.9. Suite 403 Premises Commencement Date (“S403PCD”): The Suite 403 Premises Delivery Date. See Section 2.1.8 below. Suite 403 Premises Rent Commencement Date (“S403PRCD”): The later to occur of (a) the Suite 403 Premises Delivery Date, or (b) October 1, 2026, subject to the Suite 403 Base Rent Abatement described below. Suite 403 Premises Base Rent: Period RSF Paying Rent On Base Rent Yearly Base Rent Monthly Base Rent S403PRCD – 9/30/2027 12,167 $44.00/RSF $535,348.00 $44,612.33* 10/1/2027 – 9/30/2028 12,167 $45.00/RSF $547,515.00 $45,626.25 10/1/2028 – 7/31/2029 (ten (10) months) 12,167 $46.00/RSF $559,682.00 $46,640.17 * The monthly Suite 403 Premises Base Rent for Month 1, Month 2, and Month 4 of the Suite 403 Premises Term is hereby abated in full (the “Suite 403 Base Rent Abatement”). The Suite 403 Base Rent Abatement shall not apply to Tenant’s obligation to pay Base Rent for the Original Premises or Additional Rent for the entire Premises as set forth in the Lease, as specifically modified hereby. By way of example only, in the event the Suite 403

-3- Premises Rent Commencement Date occurs on October 1, 2026, the Suite 403 Base Rent Abatement shall apply to the months of October and November, 2026, and January, 2027. Suite 403 Premises Term: The period commencing on the Suite 403 Premises Commencement Date and ending at 11:59 P.M. on the Termination Date, unless sooner terminated or extended as provided in this Lease. 3. The first sentence of the definition of “Additional Rent” appearing in Article 1 (Definitions) of the Lease is hereby deleted and replaced with the following: “(a) with respect to the Suite 103A Premises and the Suite 103B Premises, Tenant’s Proportionate Share (as defined below) of the cost of any (i) reasonable and customary operating expenses for the Buildings, the Common Areas and the Property (as defined below) as reasonably determined by Landlord (including, without limitation, gas, heat, air conditioning, electricity, water, sewer, cleaning, trash collection, snow removal and sanding, and insurance, as applicable) (the “Operating Expenses”) in excess of the Operating Expenses for Calendar Year 2024; and (ii) real estate taxes for the Property (as defined below) and the Buildings in excess of the real estate taxes imposed against the Property and the Buildings for Fiscal Year 2024 (July 1, 2023 – June 30, 2024); (b) with respect to the Suite 110 Premises and the Suite 111 Premises, Tenant’s Proportionate Share (as defined below) of the cost of any (i) Operating Expenses in excess of the Operating Expenses for Calendar Year 2026; and (ii) real estate taxes for the Property (as defined below) and the Buildings in excess of the real estate taxes imposed against the Property and the Buildings for Fiscal Year 2026 (July 1, 2025 – June 30, 2026); and (c) with respect to the Suite 403 Premises, Tenant’s Proportionate Share (as defined below) of the cost of any (i) Operating Expenses in excess of the Operating Expenses for Calendar Year 2026; and (ii) real estate taxes for the Property (as defined below) and the Buildings in excess of the real estate taxes imposed against the Property and the Buildings for Fiscal Year 2027 (July 1, 2026 – June 30, 2027).” 4. The following definitions set forth in Article 1 (Definitions) of the Lease shall be deleted in their entirety and replaced as follows: Lease Year: With respect to the Suite 103A Premises, the first “Lease Year” shall be the period commencing on the Suite 103A Premises Commencement Date and ending on the last day of the calendar month in which the first anniversary of the Suite 103A Premises Rent Commencement Date occurs if the Suite 103A Premises Rent Commencement Date is other than the first day of a calendar month. If the Suite 103A Premises Rent Commencement Date is the first day of a calendar month, then the first “Lease Year” with respect to the Suite 103A Premises shall be the period commencing on the Suite 103A Premises Commencement Date and ending on the day (last of the calendar month) immediately prior to the first (1st) anniversary of the Suite 103A Premises Rent Commencement Date. With respect to the Suite 103B Premises, the first “Lease Year” shall be the period commencing on the Suite 103B Premises Commencement Date and ending on the last day of the calendar month in which the first anniversary of the Suite 103B Premises Rent Commencement Date occurs if the Suite 103B Premises Rent Commencement Date is other than the first day of a calendar month. If the Suite 103B Premises Rent Commencement Date is the first day of a calendar month, then the first “Lease Year” with respect to the Suite 103B Premises shall be the period commencing on the Suite 103B Premises Commencement Date and ending on the day (last of the calendar month) immediately prior to the first (1st) anniversary of the Suite 103B Premises Rent Commencement Date. With respect to the Suite 110 Premises, the first “Lease Year” shall be the period commencing on the Suite 110 Premises Commencement Date and ending on July 31, 2026. With respect to the Suite 111 Premises, the first “Lease Year” shall be the period commencing on the Suite 111 Premises Commencement Date and ending on July 31,

-4- 2026, it being the intention of the parties that the first “Lease Year” with respect to both the Suite 110 Premises and the Suite 111 Premises, be co-terminus. With respect to the Suite 403 Premises, the first “Lease Year” shall be the period commencing on the Suite 403 Premises Commencement Date and ending on the last day of the calendar month in which the first anniversary of the Suite 403 Premises Rent Commencement Date occurs if the Suite 403 Premises Rent Commencement Date is other than the first day of a calendar month. If the Suite 403 Premises Rent Commencement Date is the first day of a calendar month, then the first “Lease Year” with respect to the Suite 403 Premises shall be the period commencing on the Suite 403 Premises Commencement Date and ending on the day (last of the calendar month) immediately prior to the first (1st) anniversary of the Suite 403 Premises Rent Commencement Date. In either case of the Suite 103A Premises, the Suite 103B Premises, the Suite 110 Premises, the Suite 111 Premises, or the Suite 403 Premises, each succeeding twelve (12) month period thereafter, as the case may be, shall be a Lease Year, with the final Lease Year of each of the Suite 103A Premises, the Suite 103B Premises, the Suite 110 Premises, the Suite 111 Premises, and the Suite 403 Premises, all ending on the Termination Date. Parking: From and after the date hereof, Tenant shall have the non-exclusive right, in common with Landlord and others, to use and occupy during the remainder of the Term up to one hundred two (102) parking spaces in the parking lots serving the Buildings as shown on Exhibit A-2, attached hereto, (“Parking Facilities”), all at no additional fee or cost, but subject to the reasonable rules and regulations established by Landlord from time to time of uniform application to all users, and of which Tenant has received prior notice. Tenant acknowledges and agrees that the forty (40) parking spaces allocable to the Suite 403 Premises, shall be located in the Cherry Street Lot of the Parking Facilities. Landlord reserves the right in its sole discretion, from time to time, to modify, reconfigure, or relocate the Parking Facilities within reasonable proximity to the Parking Facilities as shown on Exhibit A-2 attached hereto. Security Deposit: Landlord is currently holding a security deposit in the amount of $73,308.00, as provided in the Third Amendment to Lease. Said deposit shall continue to be held by Landlord in accordance with the Lease. Tenant’s Proportionate Share: (a) with respect to the Suite 103A Premises during the Suite 103A Premises Term, Six and Forty-Four One Hundredths percent (6.44%), (b) with respect to the Suite 103B Premises during the Suite 103B Premises Term, One and Seventy-Two One Hundredths percent (1.72%), (c) with respect to the Suite 110 Premises during the Suite 110 Premises Term, One and Sixty-Nine One Hundredths percent (1.69%), (d) with respect to the Suite 111 Premises during the Suite 111 Premises Term, One and Fifty-Five One Hundredths percent (1.55%), and (e) with respect to the Suite 403 Premises during the Suite 403 Premises Term, Seven and Fifty-Two One Hundredths percent (7.52%) which percentages have been determined by dividing the total number of rentable square feet in the Suite 103A Premises, Suite 103B Premises, the Suite 110 Premises, the Suite 111 Premises, and the Suite 403 Premises respectively, by the Total Building Rentable Square Footage (161,790) and multiplying the resulting quotient by one hundred (100). Term: (a) with respect to the Suite 103A Premises, the period commencing on the Suite 103A Premises Commencement Date and ending at 11:59 p.m. on the Termination Date, (b) with respect to the Suite 103B Premises, the period commencing on the Suite 103B Premises Commencement Date and ending at 11:59 p.m. on the Termination Date, (c) with respect to the Suite 110 Premises, the period commencing on the Suite 110 Premises Commencement Date and ending at 11:59 p.m. on the Termination Date, (d) with respect to the Suite 111 Premises, the period commencing on the Suite 111 Premises Commencement Date and ending at 11:59 p.m. on the Termination Date, and (e) with respect to the Suite 403 Premises, the period commencing on the

-5- Suite 403 Premises Commencement Date and ending at 11:59 p.m. on the Termination Date, it being the intention of the parties that the Term with respect to the Suite 103A Premises, the Suite 103B Premises, the Suite 110 Premises, the Suite 111 Premises, and the Suite 403 Premises, be co- terminus. 5. The following shall be added as new Section 2.1.8: 2.1.8 Suite 403 Premises: Landlord hereby leases to Tenant the Suite 403 Premises for the Suite 403 Premises Term, subject to the terms and conditions set forth herein. For the purposes of this Lease, the “Suite 403 Premises Delivery Date” shall be deemed to have occurred on the later to occur of (a) the full execution and delivery of this Amendment, and (b) the date Landlord has made the Suite 403 Premises available to Tenant. Tenant acknowledges that the term of the lease with Landlord’s existing tenant occupying the Suite 403 Premises, ConnectRN, Inc. (“ConnectRN”) is scheduled to expire as of September 30, 2026 and Landlord’s obligations under this Amendment are expressly contingent upon ConnectRN vacating the Premises in accordance with the terms of its lease. In no event shall Landlord be liable to Tenant for any claims, damages, loss, costs or expenses in the event Landlord is unable to deliver the Suite 403 Premises to Tenant on or before any particular date and the Suite 403 Premises Delivery Date, the Suite 403 Premises Commencement Date, and the Suite 403 Premises Rent Commencement Date shall be extended accordingly until Landlord shall be able to deliver the Suite 403 Premises to Tenant in the condition required hereunder. 6. The following shall be added as new Section 2.2.8: 2.2.8 Acceptance of Suite 403 Premises. Tenant acknowledges and agrees that Tenant is accepting the Suite 403 Premises in its “as is” condition and Landlord shall not be obligated to construct any improvements on behalf of Tenant; provided however, Landlord shall deliver the Suite 403 Premises to Tenant free of other occupants and personal property (except with respect to the existing FF&E located in the Suite 403 Premises which Tenant shall purchase directly from the former tenant, ConnectRN, Inc.) and in broom clean condition with all systems serving the Building and Suite 403 Premises in good working condition. Landlord has no obligation and has made no promises to alter, remodel, improve, renovate, repair or decorate the Suite 403 Premises, the Building, or any part thereof, or to provide any allowance for such purposes, except for the Tenant’s New Premises Phase I Improvement Allowance (defined below), and that no representations respecting the condition of the Original Premises, the Suite 403 Premises, or the Building have been made by Landlord to Tenant (except as otherwise specifically set forth herein). Upon expiration or earlier termination of the Term, Tenant shall not be required to remove or restore any alterations or additions to the New Premises that exist on the New Premises as of the Suite 403 Premises Delivery Date. 7. Section 2.7 shall be deleted in its entirety and replaced with the following: 2.7. Expansion; Right of First Refusal. Tenant shall have an on-going right, strictly in accordance with this Section 2.7, and subject to the rights of any of Landlord’s other tenants in the Buildings existing as of the Effective Date, to renew or extend its existing lease (with or without Landlord’s consent) with respect to all or any portion of the 4th Floor ROFR Expansion Premises, and further subject to any pre-existing expansion rights of any of Landlord’s other existing tenants in the Building, to lease all or any portion of the 4th Floor ROFR Expansion Premises, consisting of the suites located on the fourth (4th) floor of Building #21, #24, and #25 (the “4th Floor ROFR Expansion Premises”) on the following terms and conditions: (i) Landlord shall notify Tenant in

-6- writing that Landlord has received a signed offer to lease one or more of the suites within the 4th Floor ROFR Expansion Premises which Landlord is prepared to accept and the basic terms and conditions of such offer (“Landlord’s ROFR Notice”); (ii) Tenant shall be entitled to lease the applicable 4th Floor ROFR Expansion Premises upon the same terms and conditions as contained in Landlord’s ROFR Notice; (iii) there shall remain not less than eighteen (18) months remaining in the unexpired initial Term of this Lease, or if there shall remain less than eighteen (18) months remaining in the initial Term of this Lease, Landlord’s ROFR Notice shall include Landlord’s determination of Prevailing Market Rate (for the then existing Premises) in accordance with Section 2.6 above and Tenant’s election to lease the 4th Floor ROFR Expansion Premises shall be conditioned upon Tenant exercising its option to extend the Term of this Lease for the Extended Term, pursuant to Section 2.6 hereof; (iv) Tenant shall have ten (10) business days from receipt of Landlord's ROFR Notice, time being of the essence, to notify Landlord in writing that Tenant elects to lease the 4th Floor ROFR Expansion Premises on such terms and conditions as are set forth in Landlord’s ROFR Notice, and otherwise as set forth herein, or that Tenant disputes Landlord’s calculation of Prevailing Market Rate, in which case Landlord and Tenant shall proceed with the appraisal procedure set forth in Section 2.6 above, and Tenant's failure to so timely notify Landlord shall be deemed a waiver of the right to lease the 4th Floor ROFR Expansion Premises in accordance with this Section 2.7 and Landlord shall be entitled to lease the 4th Floor ROFR Expansion Premises (or such applicable portion of the 4th Floor ROFR Expansion Premises included in Landlord’s ROFR Notice) free and clear of any rights of Tenant; provided however, if Landlord subsequently reduces the economic terms set forth in Landlord’s ROFR Notice by 10% or more, Landlord shall again offer the 4th Floor ROFR Expansion Premises to Tenant pursuant to the terms of this Section 2.7; (v) the 4th Floor ROFR Expansion Premises shall be leased in its then "as is" condition except as set forth in Landlord’s ROFR Notice; (vi) Tenant may utilize any furniture located within the ROFR Expansion Premises until Tenant provides Landlord with a one-time written notice to Landlord within sixty (60) days of taking possession of the ROFR Expansion Premises, of Tenant’s election to have Landlord remove such existing furniture, in which event Landlord shall promptly remove such furniture from the 4th Floor ROFR Expansion Premises at Landlord’s sole cost and expense, and (vii) within ten (10) business days of Tenant’s receipt from Landlord of an amendment to this Lease solely reflecting Tenant's exercise of its option for the 4th ROFR Expansion Premises and reflecting the modification of only the applicable terms of the Lease which relate to Tenant’s exercise of its option for the 4th Floor ROFR Expansion Premises including, without limitation, the Base Rent and Additional Rent, time being of the essence, Tenant shall execute such amendment and return same to Landlord. Tenant’s failure to timely comply with any of the above conditions, time being of the essence, shall be deemed Tenant’s waiver of the rights contained in this Section 2.7 to lease such portion of the 4th Floor ROFR Expansion Premises included in Landlord’s ROFR Notice), and thereafter Tenant shall have no further rights with respect to such portion of the 4th Floor ROFR Expansion Premises included in Landlord’s ROFR Notice. At Landlord's option, Tenant's exercise of its option for the 4th Floor ROFR Expansion Premises shall be effective only if, at the time of Tenant's notice and through the date on which Landlord is to deliver the 4th Floor ROFR Expansion Premises to Tenant, there is no default under this Lease, or condition which would be a default with the passage of time and/or the giving of notice. Notwithstanding anything contained in this Section 2.7 to the contrary, (i) Tenant’s right to lease the 4th Floor ROFR Expansion Premises, or any portion thereof, shall expire on the date which is nine (9) months prior to the expiration of the initial Term, unless Tenant has exercised its right to extend the Term of this Lease for the Extended Term in accordance with Section 2.6 hereof, (ii) in the event Tenant has exercised its right to extend the Term of this Lease for the Extended Term in accordance with Section 2.6 hereof, Tenant’s right to lease the 4th Floor ROFR Expansion Premises, or any portion thereof, shall expire on the date which is eighteen (18) months prior to the expiration of the Extended Term. Upon Tenant’s waiver or deemed waiver of its rights to lease any portion of the 4th Floor ROFR Expansion Premises, such portion shall be deemed removed from the 4th Floor

-7- ROFR Expansion Premises and Tenant shall have no further rights under this Section 2.7 with respect to such portion of 4th Floor ROFR Expansion Premises so removed. 8. Section 3.1 of the Lease is hereby deleted in its entirety and shall be replaced by the following: 3.1. Base Rent and Additional Rent. From and after (i) the Suite 103A Premises Rent Commencement Date with respect to the Suite 103A Premises, (ii) the Suite 103B Premises Rent Commencement Date with respect to the Suite 103B Premises, (iii) the Suite 110 Premises Rent Commencement Date with respect to the Suite 110 Premises, (iv) the Suite 111 Premises Rent Commencement Date with respect to the Suite 111 Premises, and (v) the Suite 403 Premises Rent Commencement Date with respect to the Suite 403 Premises, Tenant agrees to pay the Suite 103A Base Rent, with respect to the Suite 103A Premises, the Suite 103B Base Rent, with respect to the Suite 103B Premises, the Suite 110 Base Rent, with respect to the Suite 110 Premises, the Suite 111 Base Rent, with respect to the Suite 111 Premises, the Suite 403 Base Rent, with respect to the Suite 403 Premises, and the Additional Rent in lawful money of the United States in advance on the first day of each and every calendar month during the Term of this Lease, at the Payment Address or at such other place as Landlord may from time to time designate by notice. Landlord may, from time to time, (but not more frequently than once for each calendar year) provide Tenant with an estimate of the Additional Rent for the coming year and such estimated Additional Rent shall be payable by Tenant to Landlord in accordance with the provisions of the preceding sentence in 12 equal monthly installments. The Suite 103A Premises Base Rent, the Suite 103B Premises Base Rent, the Suite 110 Premises Base Rent, the Suite 111 Premises Base Rent, the Suite 403 Premises Base Rent, and Additional Rent for any partial month shall be prorated on the basis of a 30 day month. 9. Early Access. Tenant acknowledges that the term of the lease with Landlord’s existing tenant occupying the Suite 403 Premises, ConnectRN, is scheduled to expire as of September 30, 2026. Subject to ConnectRN vacating the Suite 403 Premises as set forth above, Tenant shall have the right to enter the Suite 403 Premises prior to the Suite 403 Premises Commencement Date, unless otherwise approved by Landlord in writing, during normal business hours and without payment of rent, solely for the purpose of (i) installing furniture, fixtures and equipment, (ii) installing cabling and other data and telecommunications systems and equipment, (iii) taking measurements and showing the Premises to architects and contractors, and (iv) commencing the Tenant’s New Premises Phase I Work (defined below), provided that Tenant’s entrance onto the Premises does not materially interfere with, or delay, the delivery of the Suite 403 Premises by Landlord. In the event Tenant desires to enter the Suite 403 Premises prior to October 1, 2026, Tenant shall be required to obtain the prior written consent (which may be via email) of ConnectRN in connection with any such early entry. Such right of entry shall be deemed a license from Landlord to Tenant, and any entry thereunder shall be at the risk of Tenant; provided, however, that Tenant has not begun operating its business from the Premises, and subject to all of the terms and conditions of the Lease (other than the obligation to pay rent), the foregoing activity shall not constitute the delivery of possession of the Premises to Tenant and the term of the Lease shall not commence as a result of said activities. Tenant shall indemnify and save harmless Landlord against and from all liabilities, damages, penalties, costs, and expenses, including reasonable attorneys’ fees, that may be imposed upon or incurred by or asserted against Landlord as a result of such entry. 10. Tenant New Premises Phase I Improvement Allowance ; Tenant’s New Premises Work. Tenant shall be entitled to a tenant improvement allowance in an amount equal to the reasonable costs incurred by Tenant solely in connection with completing the Tenant’s New Premises Phase I Work (defined below) (the "Tenant New Premises Phase I Improvement Allowance"). The Tenant New Premises Phase I Improvement Allowance shall be used by Tenant solely for the purpose of (a) re-painting the Suite 403 Premises using building standard paint in building standard colors, as reasonably approved by Landlord,

-8- and (b) having the carpets in the Suite 403 Premises professionally cleaned using customary commercial carpet cleaning methods as reasonably approved by Landlord (“Tenant’s New Premises Phase I Work”), to be completed during any Early Access as set forth in Paragraph 9 above or after the Suite 403 Premises Commencement Date. The Tenant New Premises Phase I Improvement Allowance shall be payable directly to Tenant following the Suite 403 Premises Rent Commencement Date, and within thirty (30) days of submission to Landlord of (i) invoices from Tenant’s contractor(s) performing such work; (ii) lien waivers from Tenant's contractors indicating payment for all services and materials relating to such work; and (iii) such other documents as Landlord may reasonably request. Tenant shall not be permitted to submit more than one (1) such request for reimbursement from the Tenant New Premises Phase I Improvement Allowance. Any costs incurred by Tenant to complete such work in excess of the Tenant New Premises Phase I Improvement Allowance shall be borne solely by Tenant and Tenant shall pay the cost therefor in accordance with the provisions of Section 4.3. In addition to Tenant’s New Premises Phase I Work, Landlord hereby approves, subject to the terms and conditions of Section 4.3 of the Lease, the following work which Tenant intends to complete following the Suite 403 Premises Commencement Date: (i) constructing two (2) private offices, and (ii) one (1) conference room (the “Tenant’s New Premises Phase II Work”). Tenant’s New Premises Phase II Work shall be at Tenant’s sole cost and expense, and subject to all of the terms and conditions of the Lease, including without limitation, Section 4.3 thereof. Prior to commencing Tenant’s New Premises Phae II Work, Tenant shall provide Landlord with plans and specifications for Tenant’s New Premises Phase II Work, for Landlord’s approval, not to be unreasonably withheld, conditioned, or delayed. No portion of the Tenant New Premises Phase I Improvement Allowance shall be available for the cost of Tenant’s New Premises Phase II Work. 11. Suite 110 Premises / Suite 111 Premises Base Rent Abatement. Subject to Tenant accepting and taking possession of the Suite 403 Premises as set forth herein, the monthly Suite 110 Premises Base Rent and the monthly Suite 111 Premises Base Rent for the month of January, 2027 is hereby abated in full (the “Suite 110/111 Base Rent Abatement”). The Suite 110/111 Base Rent Abatement shall not apply to Tenant’s obligation to pay Base Rent for the Suite 103A Premises, the Suite 103B Premises, the Suite 403 Premises (subject to the Suite 403 Base Rent Abatement), or Additional Rent for the entire Premises as set forth in the Lease, as specifically modified hereby. 12. Exhibit A-1.9 attached hereto showing the Suite 403 Premises shall be added as new Exhibit A- 1.9 of the Lease. 13. Exhibit A-1.8 of the Lease is hereby deleted in its entirety. 14. Tenant and Landlord each represent and warrant to the other that it has not directly or indirectly dealt, with respect to the leasing of office space in the Building, including without limitation, the Suite 403 Premises with any broker or had its attention called to the Premises, the Suite 403 Premises or other space to let in the Building by anyone other than Newmark and Cresa. Landlord assumes sole responsibility for compensating such brokers. Notwithstanding the foregoing, if Tenant fails to take occupancy of the Suite 403 Premises, due to Tenant’s fault, Tenant shall reimburse Landlord for any amounts that Landlord has or will pay to any brokers. 15. From and after the S403PCD, all references appearing in the Lease to the Premises shall be amended and read hereafter to be references to the Original Premises, and the Suite 403 Premises, unless specifically set forth in this Amendment to the contrary. 16. From and after the S403PCD, all references appearing in the Lease to the Rent shall be amended and read hereafter to include, without limitation, the Suite 403 Premises Base Rent.

-9- 17. The Lease is hereby ratified and confirmed and, as modified by this Amendment, shall remain in full force and effect. 18. All references appearing in the Lease and in any related instruments shall be amended and read hereafter to be references to the Lease as amended by this Amendment. 19. This Amendment shall have the effect of an agreement under seal and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns. 20. Except as otherwise specifically provided herein, all of the terms and conditions of the Lease shall remain in full force and effect for the extended Lease term and this Amendment is effective as of the date first set forth above. 21. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement. This Amendment (and any further amendments to the Lease and any other instruments relating to the transactions contemplated hereby, other than any instruments to be recorded, witnessed and/or notarized) may be electronically signed by the parties by the use of DocuSign, which will be treated as an original copy as though ink-signed by officers or other duly authorized representatives of such party. Ink-signed or electronically signed executed copies hereof may be delivered by telecopier or email and upon receipt will be deemed originals and binding upon the parties hereto. [Remainder of Page Intentionally Blank. Signatures on the Following Page.]

-10- EXECUTED under seal as of the date first set forth above. LANDLORD: WATCH CITY VENTURES MT LLC, a Massachusetts limited liability company By: Berkeley Watch MM LLC, its Managing Member By: /s/ Young Park Name: Young Park Its: Authorized Signatory (hereunto duly authorized) TENANT: VIRIDIAN THERAPEUTICS, INC., a Delaware corporation By: /s/ Steve Mahoney Name: Steve Mahoney Title: Chief Executive Officer By: /s/ Thomas Beetham Name: Thomas Beetham Title: Chief Operating Officer

EXHIBIT A-1.9 PLAN SHOWING SUITE 403 PREMISES